UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2018
Southwest Airlines Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________	_____________	______________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas	75235-1611
_________________________________	___________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02    Results of Operations and Financial Condition.

Southwest Airlines Co. (the "Company") is providing certain recast financial information to reflect the expected effects of adoption of three new Accounting Standard Updates ("ASUs"). Effective as of January 1, 2018, the Company adopted ASU 2014-09: Revenue from Contracts with Customers (the “New Revenue Standard”), ASU 2017-07: Compensation - Retirement Benefits, and ASU 2017-12: Derivatives and Hedging (the "New Hedging Standard"). In accordance with the transition provisions of these new standards, the Company has recast certain 2016 and 2017 financial information previously reported in accordance with generally accepted accounting principles in the United States ("GAAP") in effect as of December 31, 2017, to reflect the expected effects of adoption. This recast financial information is labeled "As Recast" in Exhibit 99.1 furnished with this report and is included for supplemental purposes only. The impacts of adoption and related disclosures required by GAAP will be reported in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, as well as in subsequent filings. For further discussion of the new accounting standards, also see Note 2 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Item 7.01    Regulation FD Disclosure.

The Company is also providing guidance regarding its financial and operational trends.

•
The Company has recast certain 2016 and 2017 financial information, included in the attached schedules, to reflect the expected effects of the adoption of the New Revenue Standard. The Company currently expects the impact from the New Revenue Standard to be immaterial to its first quarter and annual 2018 year-over-year operating revenue per available seat mile (RASM) comparisons.

•
Based on current booking and revenue trends, the Company now expects its first quarter 2018 RASM to be comparable with first quarter 2017's RASM of 13.23 cents, as recast. March year-over-year RASM trends for the non-peak travel periods have been below the Company's previous expectations primarily due to the competitive fare environment that continues to pressure passenger revenue yields, and lower-than-expected travel demand due to the timing of spring break holidays. The Company's sub-optimal first quarter 2018 flight schedule driven by the retirement of its Boeing 737-300 Classic fleet is also impacting passenger revenue yields and load factors. For the remainder of this month, Customer demand currently remains strong and year-over-year RASM trends are currently favorable for the peak Easter travel period. The Company continues to plan for year-over-year RASM growth in 2018, including expected benefits from enhanced revenue management capabilities beginning in second quarter 2018.

•
The Company continues to be encouraged by cost trends and now expects its first quarter 2018 operating expenses per available seat mile (CASM), excluding fuel and oil expense and profitsharing expense, to be in the range of flat to up one percent, compared with first quarter 2017's CASM of 8.68 cents, as recast, which excluded fuel and oil expense, profitsharing expense, and special items[1].

•
Based on the Company’s fuel derivatives contracts and market prices as of March 16, 2018, the Company now expects its first quarter 2018 fuel costs to be approximately $2.10 per gallon, including approximately $.07 per gallon in fuel hedging premium expense. The Company has elected to apply the New Hedging Standard change in presentation to 2016 and 2017 prior results in the attached schedules to enhance comparability.

•	Based on current trends and bookings, the Company still expects to outperform the industry with its strong first quarter 2018 margins.

The information in Items 2.02, 7.01, and 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

1See Note Regarding Use of Non-GAAP Financial Measures. In addition, information regarding special items is included in the accompanying reconciliation tables.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to (i) the expected impact of the Company's adoption of the New Revenue Standard; (ii) the Company’s financial outlook, expectations, goals, and projected results of operations, including specific factors expected to impact the Company’s results of operations; (iii) the Company's planned enhanced revenue management capabilities and related expected benefits; (iv) the Company's expectations with respect to fuel costs and the management of risk associated with changing jet fuel prices; and (v) the Company's performance relative to the industry. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) the Company's customary quarterly close and review procedures and any resulting adjustments; (ii) changes in demand for the Company’s services and other changes in consumer behavior; (iii) the impact of a continually changing business environment, economic conditions, fuel prices, actions of competitors (including, without limitation, pricing, product, scheduling, capacity, and network decisions, and consolidation and alliance activities), governmental actions, and other factors beyond the Company’s control, on the Company’s business decisions, plans, strategies, and results; (iv) the Company’s ability to timely and effectively implement, transition, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives; (v) changes in aircraft fuel prices and the impact of hedge accounting; (vi) the Company’s dependence on third parties, including with respect to its technology initiatives; (vii) the impact of labor matters on the Company’s business decisions, plans, strategies, and costs; and (viii) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Caution should be taken not to place undue reliance on the Company’s forward-looking statements, which represent the Company’s views only as of the date this report is filed. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.            Description

99.1                As Recast Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

March 20, 2018	By:	/s/ Tammy Romo

Tammy Romo
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)

4